As filed with the Securities and Exchange Commission on July 9, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21200

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's telephone number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                  Neuberger Berman Real Estate Income Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS




SEMI-ANNUAL REPORT
APRIL 30, 2007

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
REAL ESTATE
INCOME FUND INC.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Income Fund Inc. for the six months ended April 30, 2007. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

As we have previously communicated, the Fund has been defending against a hostile takeover offer commenced in September 2004 by two trusts advised by Stewart Horejsi. As further described in Note F to the Financial Statements, a Federal District Court recently upheld basic measures taken by the Fund to defend against this action. Noting the "dramatic increase" in the value of Fund shares during the pendency of the case, the court found that these measures were properly taken, "in the good faith belief that shareholder value was at risk." The Fund's Board of Directors continues to monitor the effect of such measures on shareholders. The Board and Neuberger Berman continue to take steps to reduce or offset the cost of such measures.

The Board has observed that the Fund's shareholder base has evolved since the announcement of the hostile tender offer to include a greater concentration of institutional investors interested in realizing full net asset value for their shares through open-ending or liquidating the Fund. Notwithstanding the Fund's success in resisting the hostile tender offer and defending against litigation, the Board has come to the conclusion that the Fund's small size and current shareholder composition leave it vulnerable to difficulties and to a risk of mounting expenses in the future. Over several meetings, the Board has carefully evaluated alternatives to dissolution but has determined that none of these alternatives would be in the best interests of the shareholders. Accordingly, the Board recently voted to recommend to shareholders that the Fund be liquidated, and you should have received or will soon receive a proxy statement to that effect.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ Peter Sundman
------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN REAL ESTATE
INCOME FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2007 Neuberger Berman Management Inc. All rights reserved.

CONTENTS

CHAIRMAN'S LETTER                                                             1
PORTFOLIO COMMENTARY                                                          2
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                               6
FINANCIAL STATEMENTS                                                          9
FINANCIAL HIGHLIGHTS/PER SHARE DATA                                          24
DISTRIBUTION REINVESTMENT PLAN                                               26
DIRECTORY                                                                    28
PROXY VOTING POLICIES AND PROCEDURES                                         29
QUARTERLY PORTFOLIO SCHEDULE                                                 29

REAL ESTATE INCOME FUND INC. Portfolio Commentary

In the six months ended April 30, 2007, on a net asset value (NAV) basis, Neuberger Berman Real Estate Income Fund Inc. posted a respectable return but trailed the FTSE NAREIT Equity REITs Index benchmark. The Fund's performance shortfall was due primarily to an underweight in the strong Shopping Center and Regional Mall sectors, lagging performance in the Office sector, and positions in REIT preferred securities.

Real estate investment trusts (REITs) performed quite well through the first half of the reporting period but declined sharply along with the broad stock market in mid-February. REITs rebounded following this sell-off, but failed to keep pace with the S&P 500 Index, which was bolstered by strength in large multi-national companies benefiting from the falling U.S. dollar. Weakness in the Apartments sector caused by the large influx of unsold condominiums and homes coming into the rental market also restrained REIT returns. Absent a significant decline in the Apartments sector (about 17% of our benchmark index and the only sector with negative returns), REIT performance would have been considerably more impressive.

Premium valuations and low yields caused us to underweight retail REITs (Shopping Centers and Regional Malls). Unfortunately, this positioning proved counterproductive during the reporting period as these sectors collectively delivered well-above benchmark returns. Declines in Maguire Properties, a southern California based office REIT, that had the misfortune of having several sub-prime lenders, including the now bankrupt New Century Financial, as major tenants, and American Financial Realty, a Pennsylvania based company specializing in leasing properties to financial institutions, dragged down returns in the Office sector. Although the Fund was modestly underweight in the Apartments sector, a net decline penalized absolute returns.

The Fund's overweight and solid performance in the Health Care sector enhanced absolute and relative returns. The strong performance of Commercial Financing Mortgage REITs (a sector not included in the Fund's benchmark index), also buoyed performance.

With the exception of the Apartments sector, commercial real estate fundamentals remain healthy. Increased demand coupled with restrained supply growth due to higher development costs has translated into better occupancy rates, rising rent levels, and above historical average REIT earnings growth, (which we expect to be in the 8%-9% range in full-year 2007), in most property sectors.

Rather anemic first quarter Gross Domestic Product growth has prompted some concern that REIT fundamentals may weaken along with the economy in the year ahead. We believe that as long as employment remains strong, REIT fundamentals will remain sound. In addition, we expect the economy to re-accelerate in the second half of calendar 2007 as the weak dollar boosts exports to faster growing international markets, business spending increases to rebuild depleted inventories, and a more stable housing market is less of a drag on the economy.

While REITs have become more fully valued relative to historical average price/earnings ratios and yield, they remain undervalued relative to NAV, in our opinion, which, in view of recent transaction prices, may be understated. Over the last 12 months alone, 16 publicly traded REITs have been taken over (in dollar volume, in excess of $50 billion). On average, deals are being done at a 10% to 15% premium to published NAV. During this six-month reporting period, two of our holdings (New Plan Excel and Spirit Finance) were acquired by Australian financial institutions. We expect institutional money to continue to flow into alternative investment pools including real estate opportunity funds. Consequently, we maintain a strong bias toward REITs trading at discounts to NAV and expect further consolidation in the REIT market to continue to surface value for investors.

In closing, while we have cautioned shareholders not to expect recent years' outsized returns in the REIT market to continue indefinitely, we believe the combination of sound fundamentals, strong earnings growth, a high level of liquidity in the financial system, and ongoing merger and acquisition activity will continue to support attractive REIT returns in the year ahead.

Sincerely,


/s/ Steven R. Brown
-----------------------------
STEVEN R. BROWN
PORTFOLIO MANAGER

PERFORMANCE HIGHLIGHTS

                              TOTAL RETURN
                                SIX MONTH              AVERAGE ANNUAL
                              PERIOD ENDED             TOTAL RETURN
NAV(1,3,4)   INCEPTION DATE     4/30/2007    1 YEAR   SINCE INCEPTION
               11/25/2002         3.80%      26.09%        29.71%

PERFORMANCE HIGHLIGHTS

                                       TOTAL RETURN
                                         SIX MONTH              AVERAGE ANNUAL
                                       PERIOD ENDED             TOTAL RETURN
MARKET PRICE(2,3,4)   INCEPTION DATE     4/30/2007    1 YEAR   SINCE INCEPTION
                        11/25/2002          9.70%     33.71%        25.99%

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)

Apartments                                                                 18.1%
Commercial Services                                                        13.3
Community Centers                                                           7.7
Diversified                                                                20.8
Finance                                                                     3.2
Health Care                                                                21.7
Industrial                                                                  6.6
Lodging                                                                     5.1
Office                                                                     19.0
Office-Industrial                                                           6.6
Regional Malls                                                              9.3
Self Storage                                                                1.0
Short-Term Investments                                                      9.0
Liabilities, less cash, receivables and other assets, and
   Liquidation Value of Auction Preferred Shares                          (41.4)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1.   Returns based on Net Asset Value (NAV) of the Fund.

2.   Returns based on market price of Fund shares on the New York Stock
     Exchange.

3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Beginning September 22, 2004, Neuberger Berman Management Inc. voluntarily agreed to waive all management and administration fees from the Fund, and since April 2005 the Board of Directors has been waiving its fees, each for an indefinite period. This voluntary waiver may be terminated without prior notice. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such waivers, the performance of the Fund would be lower.

4. Unaudited performance data current to the most recent month-end are available at www.nb.com.

GLOSSARY OF INDICES

FTSE NAREIT EQUITY REITs INDEX:   The FTSE NAREIT Equity REITs Index tracks the
                                  performance of all Equity REITs currently
                                  listed on the New York Stock Exchange, the
                                  NASDAQ National Market System and the American
                                  Stock Exchange. REITs are classified as Equity
                                  if 75% or more of their gross invested book
                                  assets are invested directly or indirectly in
                                  equity of commercial properties.

                 S&P 500 INDEX:   The S&P 500 Index is widely regarded as the
                                  standard for measuring large-cap U.S. stock
                                  markets' performance and includes a
                                  representative sample of leading companies in
                                  leading industries.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its indices.

SCHEDULE OF INVESTMENTS Real Estate Income Fund Inc.

TOP TEN EQUITY HOLDINGS

   HOLDING                             %
 1 Ventas, Inc.                      10.1
 2 Vornado Realty Trust               7.4
 3 Tanger Factory Outlet Centers      6.6
 4 iStar Financial                    5.5
 5 Kilroy Realty                      5.2
 6 Glimcher Realty Trust              5.1
 7 American Financial Realty Trust    5.0
 8 Capital Trust                      4.8
 9 Gramercy Capital                   4.1
10 Colonial Properties Trust          4.0

                                                                  MARKET VALUE+
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (117.2%)

APARTMENTS (17.6%)
 57,500   Apartment Investment & Management                         $  3,180
 73,000   Archstone-Smith Trust                                        3,804
 18,900   Avalonbay Communities                                        2,311
 61,700   Camden Property Trust                                        4,297
 46,000   Education Realty Trust                                         655
 38,800   Home Properties                                              2,161(2)
 61,200   Mid-America Apartment Communities                            3,302
 79,000   UDR, Inc.                                                    2,373
                                                                    --------
                                                                      22,083
COMMERCIAL SERVICES (12.4%)
127,500   Capital Trust                                                6,040
158,400   Gramercy Capital                                             5,130
301,400   NorthStar Realty Finance                                     4,461
                                                                    --------
                                                                      15,631
COMMUNITY CENTERS (6.5%)
 26,600   Cedar Shopping Centers                                         425
191,400   Tanger Factory Outlet Centers                                7,759
                                                                    --------
                                                                       8,184
DIVERSIFIED (19.5%)
 99,600   Colonial Properties Trust                                    4,941
 71,000   Crescent Real Estate Equities                                1,456(2)
143,500   iStar Financial                                              6,877
 98,640   Lexington Realty Trust                                       2,061(2)
 78,000   Vornado Realty Trust                                         9,253
                                                                    --------
                                                                      24,588
FINANCE (3.2%)
 12,200   CBRE Realty Finance                                            158
146,100   Crystal River Capital                                        3,838
                                                                    --------
                                                                       3,996
HEALTH CARE (19.4%)
106,300   Health Care Property  Investors                              3,762
 84,700   Health Care REIT                                             3,832
 76,800   Nationwide Health Properties                                 2,462
 95,700   OMEGA Healthcare Investors                                   1,608
301,200   Ventas, Inc.                                                12,698
                                                                    --------
                                                                      24,362
INDUSTRIAL (6.6%)
230,600   DCT Industrial Trust                                         2,590
 42,800   EastGroup Properties                                         2,145
 81,900   First Industrial Realty Trust                                3,586(2)
                                                                    --------
                                                                       8,321
LODGING (1.7%)
 54,500   Ashford Hospitality Trust                                 $    654
 32,000   Hospitality Properties Trust                                 1,457
                                                                    --------
                                                                       2,111
OFFICE (19.0%)
588,600   American Financial Realty Trust                              6,239
 84,990   Brandywine Realty Trust                                      2,795
 69,800   Highwoods Properties                                         2,847
 86,700   Kilroy Realty                                                6,583
 89,900   Mack-Cali Realty                                             4,402
 30,400   Maguire Properties                                           1,095
                                                                    --------
                                                                      23,961
OFFICE--INDUSTRIAL (4.2%)
 36,500   Duke Realty                                                  1,574
 76,300   Liberty Property Trust                                       3,692
                                                                    --------
                                                                       5,266
REGIONAL MALLS (6.1%)
 30,000   CBL & Associates Properties                                  1,364
195,600   Glimcher Realty Trust                                        5,283(2)
 21,100   Pennsylvania REIT                                              980
                                                                    --------
                                                                       7,627
SELF STORAGE (1.0%)
 23,100   Sovran Self Storage                                          1,276
TOTAL COMMON STOCKS (COST $85,120)                                   147,406
                                                                    --------
PREFERRED STOCKS (14.4%)
APARTMENTS (0.5%)
 27,000   Apartment Investment & Management, Ser. T                      689

COMMERCIAL SERVICES (0.9%)
 20,000   Newcastle Investment, Ser. B                                   504
 25,300   Newcastle Investment, Ser. D                                   632*
                                                                    --------
                                                                       1,136
COMMUNITY CENTERS (1.2%)
 10,000   Developers Diversified Realty, Ser. I                          256
 13,100   Ramco-Gershenson Properties Trust, Ser. B                      333
 17,000   Saul Centers, Ser. A                                           433
 21,000   Tanger Factory Outlet Centers, Ser. C                          534
                                                                    --------
                                                                       1,556

SCHEDULE OF INVESTMENTS Real Estate Income Fund Inc. cont'd.
-----------------------
                                                                  MARKET VALUE+
NUMBER OF SHARES                                                 (000'S OMITTED)
DIVERSIFIED (0.5%)
    5,800   Colonial Properties Trust, Ser. E                       $    147
   19,500   Crescent Real Estate Equities, Ser. B                        490(5)
                                                                    --------
                                                                         637
HEALTH CARE (2.3%)
   56,000   LTC Properties, Ser. E                                     2,835

LODGING (3.4%)
   22,800   Eagle Hospitality Properties Trust, Ser. A                   546
   18,000   Equity Inns, Ser. B                                          472
   20,400   Felcor Lodging Trust, Ser. A                                 524
   14,600   Hersha Hospitality Trust, Ser. A                             380(2)
   13,000   LaSalle Hotel Properties, Ser. D                             328(2)
   21,000   LaSalle Hotel Properties, Ser. E                             555
   20,000   Strategic Hotels & Resorts, Ser. B                           510
   37,200   Strategic Hotels & Resorts, Ser. C                           961
                                                                    --------
                                                                       4,276
OFFICE--INDUSTRIAL (2.4%)
   15,000   Digital Realty Trust, Ser. A                                 389
   10,900   Digital Realty Trust, Ser. B                                 278(2)
   50,000   LBA Realty Fund LP                                         2,325
                                                                    --------
                                                                       2,992
REGIONAL MALLS (3.2%)
   32,000   Glimcher Realty Trust, Ser. F                                825
   13,500   Glimcher Realty Trust, Ser. G                                343
   50,200   Pennsylvania REIT, Ser. A                                  2,676
    7,200   Taubman Centers, Ser. G                                      185
                                                                    --------
                                                                       4,029
TOTAL PREFERRED STOCKS (COST $16,606)                                 18,150
                                                                    --------
CONVERTIBLE PREFERRED STOCKS (0.8%)

DIVERSIFIED (0.8%)
   45,200   Crescent Real Estate Equities, Ser. A (COST $820)          1,019

SHORT-TERM INVESTMENTS (9.0%)
1,896,975   Neuberger Berman Prime Money Fund Trust Class           $  1,897@
9,469,701   Neuberger Berman Securities Lending Quality Fund, LLC      9,470~
                                                                    --------
TOTAL SHORT-TERM INVESTMENTS (COST $11,367)                           11,367#
                                                                    --------
TOTAL INVESTMENTS (141.4%) (COST $113,913)                           177,942##
Liabilities, less cash, receivables and other assets [(8.0%)]        (10,097)
Liquidation Value of Auction Preferred Shares [(33.4%)]              (42,000)
                                                                    --------
TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)         $125,845
                                                                    --------

See Notes to Financial Statements

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Real Estate Income Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At April 30, 2007, the cost of investments for U.S. federal income tax purposes was $113,913,000. Gross unrealized appreciation of investments was $65,114,000 and gross unrealized depreciation of investments was $1,085,000, resulting in net unrealized appreciation of $64,029,000, based on cost for U.S. federal income tax purposes.

(5) All or a portion of this security is segregated as collateral for interest rate swap contracts.

~ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

(2) All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

*    Security did not produce income during the last twelve months.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                     REAL ESTATE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                             INCOME FUND
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE
   SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                $166,575
   Affiliated issuers                                                    11,367
--------------------------------------------------------------------------------
                                                                        177,942
   Dividends and interest receivable                                        266
   Receivable for insurance reimbursement (Note F)                          163
   Interest rate swaps, at market value (Note A)                            548
   Receivable from investment manager--net (Notes A & B)                     35
   Receivable for securities lending income (Note A)                         48
   Prepaid expenses and other assets                                         28
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            179,030
--------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)                   9,470
   Distributions payable--preferred shares                                   30
   Distributions payable--common shares                                      54
   Payable for securities purchased                                       1,063
   Payable to administrator (Note B)                                         35
   Accrued tender offer and related fees (Note F)                           183
   Payable for securities lending fees (Note A)                              47
   Accrued expenses and other payables                                      303
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        11,185
--------------------------------------------------------------------------------
AUCTION PREFERRED SHARES SERIES A AT LIQUIDATION VALUE
   2,000 shares authorized; 1,680 shares issued and outstanding
   $.0001 par value; $25,000 liquidation value per share (Note A)        42,000
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                  $125,845
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital--common shares                                      $ 55,317
   Distributions in excess of net investment income                     (10,598)
   Accumulated net realized gains (losses) on investments                16,546
   Net unrealized appreciation (depreciation) in value of investments    64,580
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                  $125,845
--------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING
($.0001 PAR VALUE; 999,998,000 SHARES AUTHORIZED)                         4,157
--------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                           $  30.27
--------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE                                   $  8,969
--------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                $102,546
   Affiliated issuers                                                    11,367
--------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                              $113,913
--------------------------------------------------------------------------------

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                     REAL ESTATE
(000'S OMITTED)                                                      INCOME FUND
INVESTMENT INCOME

INCOME (NOTE A):
Dividend income--unaffiliated issuers                                  $ 2,866
Income from securities loaned--net (Note E)                                  8
Income from investments in affiliated issuers (Note E)                      32
--------------------------------------------------------------------------------
Total income                                                             2,906
--------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                                   515
Administration fees (Note B)                                               215
Tender offer and related fees (Note F)                                     239
Auction agent fees (Note B)                                                 53
Audit fees                                                                  23
Basic maintenance expense (Note B)                                          12
Custodian fees (Note B)                                                     41
Directors' fees and expenses                                                 3
Insurance expense                                                            3
Legal fees                                                                  22
Shareholder reports                                                         26
Stock exchange listing fees                                                 14
Stock transfer agent fees                                                   18
Miscellaneous                                                               11
--------------------------------------------------------------------------------
Total expenses                                                           1,195
Investment management and administration fees waived (Notes A & B)        (730)
Expenses reduced by custodian fee expense offset and
commission recapture arrangements (Note B)                                  (4)
--------------------------------------------------------------------------------
Net expenses prior to reimbursement of insurance proceeds                  461
--------------------------------------------------------------------------------
Reimbursement from insurance proceeds (Note F)                            (123)
--------------------------------------------------------------------------------
Net expenses                                                               338
--------------------------------------------------------------------------------
Net investment income (loss)                                             2,568
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
      Sales of investment securities of unaffiliated issuers             8,908
      Interest rate swap contracts                                         195
Change in net unrealized appreciation (depreciation) in value of:
      Unaffiliated investment securities                                (6,555)
      Interest rate swap contracts                                        (149)
Net gain (loss) on investments                                           2,399
--------------------------------------------------------------------------------
Distributions to Preferred Shareholders                                 (1,079)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS RESULTING FROM OPERATIONS                          $ 3,888
--------------------------------------------------------------------------------

See Notes to Financial Statements

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                        REAL ESTATE INCOME FUND
                                                       -------------------------
                                                        SIX MONTHS
                                                          ENDED          YEAR
                                                        APRIL 30,       ENDED
NEUBERGER BERMAN                                           2007      OCTOBER 31,
(000'S OMITTED)                                        (UNAUDITED)       2006
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                            $  2,568      $  4,587
Net realized gain (loss) on investments                    9,103        12,370
Change in net unrealized appreciation
(depreciation) of investments                             (6,704)       23,768
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
FROM (NOTE A):
Net investment income                                     (1,079)       (1,102)
Net realized gain on investments                              --          (852)
Total distributions to preferred shareholders             (1,079)       (1,954)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
common shareholders resulting from operations              3,888        38,771
--------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                    (11,976)       (4,264)
Net realized gain on investments                              --        (3,295)
--------------------------------------------------------------------------------
Total distributions to common shareholders               (11,976)       (7,559)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS                                       (8,088)       31,212
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                      133,933       102,721
--------------------------------------------------------------------------------
End of period                                           $125,845      $133,933
--------------------------------------------------------------------------------
Distributions in excess of net investment income at
end of period                                           $(10,598)     $   (111)
--------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Real Estate Income Fund Inc.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                          DISTRIBUTIONS PAID FROM:
         ORDINARY INCOME        LONG-TERM CAPITAL GAIN   TAX RETURN OF CAPITAL           TOTAL
        2006         2005         2006         2005          2006     2005          2006         2005
     $5,365,590   $2,200,849   $4,146,912   $6,379,404        $--   $37,144      $9,512,502   $8,617,397

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

     UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
       ORDINARY        LONG-TERM      APPRECIATION    CARRYFORWARDS
        INCOME           GAIN        (DEPRECIATION)   AND DEFERRALS      TOTAL
          $--          $7,443,449      $71,258,962         $--        $78,702,411

     The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2007 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2006, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2007, the Fund estimated these amounts for the period January 1, 2007 to April 30, 2007 within the financial statements since the 2007 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2006, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to

NOTES TO FINANCIAL STATEMENTS Real Estate Income Fund Inc. cont'd.


     the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

     The Fund declared two monthly distributions to common shareholders in the amount of $0.115 per share per month, payable after the close of the reporting period, on May 31, 2007 and June 29, 2007, to shareholders of record on May 15, 2007 and June 15, 2007, respectively, with ex-dates of May 11, 2007 and June 13, 2007, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Series A Auction Preferred Shares ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the six months ended April 30, 2007, distribution rates ranged from 4.99% to 5.30%. The Fund declared distributions to preferred shareholders for the period May 1, 2007 to May 31, 2007 of $184,130.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2007, the Fund had outstanding interest rate swap contracts as follows:

                                                          RATE TYPE
                                                  -------------------------
                                                   FIXED-RATE   VARIABLE-RATE      ACCRUED
                                                    PAYMENTS       PAYMENTS     NET INTEREST     UNREALIZED
      SWAP         NOTIONAL                          MADE BY     RECEIVED BY     RECEIVABLE     APPRECIATION      TOTAL
 COUNTER PARTY      AMOUNT      TERMINATION DATE    THE FUND     THE FUND(1)      (PAYABLE)    (DEPRECIATION)   FAIR VALUE
Citibank, N.A.   $13,000,000   February 12, 2008     3.396%         5.320%         $13,201        $188,678       $201,879
Citibank, N.A.    13,000,000   February 12, 2010     3.923%         5.320%           9,585         336,551        346,136
                                                                                   -------        -------        --------
                                                                                   $22,786        $525,229       $548,015

(1)  30 day LIBOR (London Interbank Offered Rate) at April 10, 2007.

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

NOTES TO FINANCIAL STATEMENTS Real Estate Income Fund Inc. cont'd.


10 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

     Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2007, the Fund received net income under the securities lending arrangements of approximately $8,130, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended April 30, 2007, "Income from securities loaned-net" consisted of approximately $246,488 in income earned on cash collateral and guaranteed amounts (including approximately $237,662 of interest income earned from the Quality Fund and $8,826 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $238,358 (including approximately $5,876 retained by Neuberger).

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2007, management fees waived under this Arrangement amounted to $503 and are reflected in the Statement of Operations under the caption "Investment management and administration fees waived." For the six months ended April 30, 2007, income earned under this Arrangement amounted to $32,123 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund has also entered into Indemnification Agreements with its officers and directors to indemnify them against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                          YEAR ENDED        % OF AVERAGE
                          OCTOBER 31,   DAILY MANAGED ASSETS
                          ----------------------------------
                              2007               0.40
                              2008               0.32
                              2009               0.24
                              2010               0.16
                              2011               0.08

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     In connection with the unsolicited tender offer described in Note F below, Management has voluntarily agreed to waive all fees under the Management and Administration Agreements described above for an indefinite period; Management may terminate this voluntary waiver at any time without prior notice.

NOTES TO FINANCIAL STATEMENTS Real Estate Income Fund Inc. cont'd.


     For the six months ended April 30, 2007, such waived fees amounted to $729,382.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended April 30, 2007, the impact of this arrangement was a reduction of expenses of $3,536.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2007, the impact of this arrangement was a reduction of expenses of $551.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

     NOTE C--SECURITIES TRANSACTIONS:

     During the six months ended April 30, 2007, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $15,674,868 and $23,068,028, respectively.

     During the six months ended April 30, 2007, brokerage commissions on securities transactions amounted to $75,819, of which Neuberger received $0, Lehman Brothers Inc. received $13,459, and other brokers received $62,360.

NOTE D--CAPITAL:

At April 30, 2007, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                             COMMON SHARES      COMMON SHARES
                                              OUTSTANDING    OWNED BY NEUBERGER
                                               4,157,117          146,516

There were no transactions in common shares for the six months ended April 30, 2007 and the year ended October 31, 2006.

NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                               INCOME FROM
                                                                                               INVESTMENTS
                        BALANCE OF                                 BALANCE OF                 IN AFFILIATED
                       SHARES HELD       GROSS          GROSS     SHARES HELD      VALUE         ISSUERS
                       OCTOBER 31,     PURCHASES      SALES AND    APRIL 30,     APRIL 30,     INCLUDED IN
NAME OF ISSUER             2006      AND ADDITIONS   REDUCTIONS       2007         2007        TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**            1,189,585     21,889,394    21,182,004    1,896,975    $ 1,896,975      $ 32,123
Neuberger Berman
Securities Lending
Quality Fund, LLC***    11,760,201     74,232,600    76,523,100    9,469,701      9,469,701       237,662
                                                                                -----------      --------
TOTAL                                                                           $11,366,676      $269,785

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

NOTE F--LITIGATION:

In September 2004, two trusts advised by Stewart R. Horejsi (the "Trusts") commenced an unsolicited tender offer to purchase enough of the Fund's common shares, at a price of $19.89 net per share, to give the Trusts a majority of the Fund's outstanding common shares. In response to this unsolicited tender offer, the Board appointed a Special Committee comprised of independent directors of the Fund to consider the tender offer and the Fund's response. The Special Committee determined that the offer was coercive and, if successful, would be harmful to the Fund's shareholders. Accordingly, the Special Committee recommended, and the Board approved, certain defensive measures, including a self-tender

NOTES TO FINANCIAL STATEMENTS Real Estate Income Fund Inc. cont'd.


offer, a rights agreement, opting in to the Maryland Control Share Acquisition Act ("MCSAA") and the Maryland Business Combination Act ("MBCA") and certain other legal actions.

On October 1, 2004, the Fund commenced a self-tender offer for up to 20% of its outstanding common shares, at a price of $20.00 net per share, in order to provide liquidity to those common shareholders who were determined to sell their shares so they would not need to tender into the Trusts' tender offer.

The Board recommended, however, that common shareholders not tender their shares into either the Fund's self-tender offer or the Trusts' tender offer. In order to partially fund the Fund's repurchase of shares, on September 23, 2004, the Fund issued 139,535 new common shares to Neuberger in a private placement at the Fund's then current net asset value ("NAV") of $21.50 per share, for an aggregate investment of approximately $3,000,000. The per share price Neuberger paid represented a premium of approximately 12% over the per share market price of the Fund's common shares at that date. The Fund's self-tender offer expired at 12:00 midnight on October 29, 2004. Under the terms of the self-tender offer, on November 4, 2004, the Fund accepted 561,401.374 common shares, representing approximately 11.9% of its total outstanding common shares, at an aggregate redemption amount of $11,228,020. Because the Fund repurchased these common shares at below NAV, the self-tender offer had a positive impact on NAV in the amount of $1,493,328.

On September 23, 2004, the Board also adopted a rights agreement under which all common shareholders of record as of October 7, 2004 received rights to purchase common shares. The rights would have become exercisable 10 days following a public announcement that a person or entity or group of affiliated or associated persons or entities (collectively, an "Acquiring Person") had acquired beneficial ownership above a certain threshold of common shares; the Acquiring Person would not have been able to exercise all its rights. The rights expired on January 21, 2005, in accordance with Section 18(d) of the 1940 Act, which provides that any rights or warrants issued by a registered investment company must expire no later than 120 days after issuance. On January 18, 2005, May 13, 2005, September 11, 2005, December 21, 2005, April 12, 2006, August 7, 2006,
November 30, 2006 and March 22, 2007, the Board adopted new rights agreements under which all shareholders of record received rights to purchase common shares. The currently outstanding rights will expire on July 20, 2007.

In addition to the defensive actions described above, the Fund filed suit in federal district court in Maryland against the Trusts, their trustees (Badlands Trust Company, Larry Dunlap and Susan Ciciora), and Stewart R. Horejsi alleging that the Trusts' tender offer materials were false and misleading and that Stewart R. Horejsi, Larry Dunlap and Susan Ciciora are "control persons" of the Trusts under the federal securities laws, and therefore liable for any violation of those laws by the Trusts. The Trusts and Badlands Trust Company, as trustee, filed counterclaims against the Fund alleging that the Fund's defensive measures violate federal securities laws and Maryland state law and seeking unspecified damages for tortious interference with their prospective business. While the court in October 2004 upheld the validity of the rights agreement adopted on September 23, 2004, litigation continued on other aspects of the case. On March 30, 2005, the Trusts and Badlands Trust Company, as trustee, supplemented their counterclaims with a counterclaim that the rights agreement adopted by the Board on January 18, 2005 violated federal securities laws.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


On May 24, 2005, one of the Trusts dropped out of the tender offer, while the other extended its offer and slightly increased the number of shares it is offering to buy to account for the absence of the other Trust. The remaining Trust has extended its tender offer several times, most recently to July 27, 2007; the offering price remains $19.89 per share.

In late 2004 and early 2005, the Fund filed motions to compel defendants to produce documents and other information that the Fund requested in discovery, but that the defendants refused to produce. These motions were referred to a magistrate judge by the Court. On June 24, 2005, the magistrate judge ruled on the Fund's motions to compel and required defendants to produce documents and other information. In the ruling, the magistrate judge stated that the defendants' actions had delayed the Fund's discovery, unnecessarily slowed and complicated the resolution of the case and caused the Fund to incur unnecessary costs. The magistrate judge also invited an application by the Fund for an award of expenses, including attorneys' fees, incurred by the Fund in connection with the discovery disputes and the motions to compel, which application the Fund thereafter filed. The defendants objected to the June 24, 2005 ruling and opposed the Fund's application to recover expenses. On December 23, 2005, the magistrate judge awarded the Fund $154,655, jointly and severally against defendants and their lead counsel. Objections to this ruling were filed. On March 20, 2006, the Court denied the objections and adopted both the June 24, 2005 ruling and the December 23, 2005 ruling.

In November 2005, the Fund filed a motion for summary judgment with the Court. In December 2005, defendants opposed the Fund's motion for summary judgment and filed their own motion for summary judgment. The briefing of both summary judgment motions was completed in January 2006 and the Court heard oral argument regarding these motions on April 28, 2006.

On March 30, 2007, the Court issued an order stating that it had granted in part and denied in part the Fund's motion for summary judgment and had granted in part and denied in part the defendants' motion for summary judgment.

On April 15, 2007, the Court issued a Declaratory Judgment Order in which it held that the Fund's adoption of multiple rights agreements does not violate federal or state law or the Fund's charter. The Court also upheld the Fund's interpretation of the scope of any exemption for Lola Brown Trust No. 1B ("Lola Trust") under the MCSAA, ruling that although the Lola Trust could vote the Fund shares it held at the time the Fund opted into the MCSAA on September 23, 2004, the Lola Trust may only vote any shares that it acquires thereafter with the approval of two-thirds of the Fund's disinterested stockholders, as provided in the MCSAA. In addition, the Court held that the Lola Trust is not an investment company and is not a constituent entity of an investment company within the meaning of the 1940 Act and is not prohibited by section 12(d) thereof from owning more than 3% of the outstanding voting shares of a registered investment company. The Declaratory Judgment Order did not address all the pending claims in the litigation.

On May 8, 2007, the Court issued an opinion, elaborating on the rulings in the Declaratory Judgment Order, in which it confirmed that the Fund's adoption of multiple rights agreements to defend against the unsolicited tender offer does not violate federal or state law or the Fund's charter, I.E., that the Fund's

NOTES TO FINANCIAL STATEMENTS Real Estate Income Fund Inc. cont'd.


"poison pill" defense is valid. Additionally, the Court confirmed that although the Lola Trust could vote the Fund shares it held at the time the Fund opted into the MCSAA, the Lola Trust may only vote any shares that it acquired after the Fund's opt-in with the approval of two-thirds of the Fund's disinterested stockholders. The court also confirmed that the Lola Trust is not an investment company and is not a constituent entity of an investment company within the meaning of the 1940 Act, and is not prohibited by section 12(d) thereof from owning more than 3% of the outstanding voting shares of the Fund.

In the Opinion, the Court also held that the Fund did not violate the prohibition against insider trading when it completed a private sale of common shares to its affiliate, Neuberger Berman, after the tender offer commenced. Finally, having determined that the Fund acted in accordance with the law in adopting defensive measures to defend against the tender offer, the Court dismissed the claim that the Fund's defensive measures wrongfully interfered with the Lola Trust's ability to do business. The claim of wrongful interference was the sole basis on which the Lola Trust sought to recover a monetary award against the Fund.

The Opinion addressed all pending claims in the litigation with the exception of the Fund's claim under the Williams Act that the tender offer (as amended on October 4, 2004) contains false and/or misleading statements. The Court denied the motions for summary judgment filed by all parties regarding this claim and indicated that if the claim is not rendered moot a trial would be scheduled.

In October 2004, the Fund and its Directors were named in a lawsuit filed by Full Value Partners, L.P. ("Full Value") that repeated certain factual allegations made by the Trusts and Badlands Trust Company, as trustee, and alleged that a) certain of the Fund's defensive measures violated the federal securities laws and the Board's adoption of these measures violated the Board's fiduciary duties and b) the Board's failure to take certain other defensive actions also violated its fiduciary duties. The Court dismissed Full Value's claims and gave Full Value until May 6, 2005 to amend its complaint. On May 6, 2005, Full Value amended its complaint, adding a claim that the rights agreement adopted on January 18, 2005 violated the federal securities laws.

There were no further proceedings in the Full Value litigation until September 21, 2006, when Full Value filed a motion for an injunction to compel the Fund to hold a meeting of shareholders by December 31, 2006. The parties completed briefing in October 2006. On December 7, 2006, the Court heard oral argument and denied Full Value's motion.

For the six months ended April 30, 2007, the tender offer and related fees recorded in the Statement of Operations were $239,206. In an effort to offset these costs, Management has agreed voluntarily to waive all fees under the Management and Administration Agreements described in Note B for an indefinite period; Management may terminate this voluntary waiver at any time without prior notice. For the six months ended April 30, 2007, such voluntarily waived fees amounted to $386,155. In addition, in April 2005, the Fund's directors agreed to forego their directors' fees for an indefinite period. Neither is subject to recoupment. The Fund is also negotiating certain expense reductions with other service providers. The Fund also has filed a claim under its insurance policy for reimbursement of certain litigation expenses. On November 9, 2006, the Fund received $1,128,971 in insurance proceeds, reimbursing certain litigation expenses, including expenses the Fund had incurred during a portion of the period ended October 31, 2006. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Fund is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses.

NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. The Fund will have until April 30, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

NOTE H--UNAUDITED FINANCIAL INFORMATION:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Real Estate Income Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                            PERIOD FROM
                                                               SIX MONTHS                                  NOVEMBER 29,
                                                                 ENDED                                         2002^
                                                                APRIL 30,    YEAR ENDED OCTOBER 31,       TO OCTOBER 31,
                                                              -----------  -----------------------------  --------------
                                                                  2007       2006      2005     2004          2003
                                                              (UNAUDITED)
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD               $ 32.22    $  24.71  $ 23.00  $ 18.40       $ 14.33
                                                                -------    --------  -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE
   TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)!                                       .62        1.10      .36      .87(3)        .87
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   .57        8.70     3.42     4.90(3)       4.60
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO
   PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME!                                          (.26)       (.27)    (.08)    (.07)         (.05)
   NET CAPITAL GAINS!                                                --        (.20)    (.22)    (.05)         (.00)
   TAX RETURN OF CAPITAL!                                            --          --     (.00)    (.00)         (.01)
                                                                -------    --------  -------  -------       -------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                   (.26)       (.47)    (.30)    (.12)         (.06)
                                                                -------    --------  -------  -------       -------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS                                              .93        9.33     3.48     5.65          5.41
                                                                -------    --------  -------  -------       -------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                          (2.88)      (1.03)    (.45)    (.76)         (.84)
   NET CAPITAL GAINS                                                 --        (.79)   (1.31)    (.61)         (.15)
   TAX RETURN OF CAPITAL                                             --          --     (.01)    (.01)         (.16)
                                                                -------    --------  -------  -------       -------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                        (2.88)      (1.82)   (1.77)   (1.38)        (1.15)
                                                                -------    --------  -------  -------       -------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                            --          --       --     (.00)         (.03)
ISSUANCE OF PREFERRED SHARES                                         --          --       --     (.00)         (.16)
                                                                -------    --------  -------  -------       -------
TOTAL CAPITAL CHARGES                                                --          --       --     (.00)         (.19)
                                                                -------    --------  -------  -------       -------
ANTI-DILUTIVE EFFECT OF ACQUIRING TREASURY SHARES                    --          --       --      .33            --
                                                                -------    --------  -------  -------       -------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                     $ 30.27    $  32.22  $ 24.71  $ 23.00       $ 18.40
                                                                -------    --------  -------  -------       -------
COMMON SHARE MARKET VALUE, END OF PERIOD                        $ 27.86    $  28.06  $ 21.36  $ 20.01       $ 17.29
                                                                -------    --------  -------  -------       -------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                       +3.80%**   +40.48%  +18.68%  +34.44%       +38.13%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                          +9.70%**   +41.53%  +16.17%  +24.54%       +23.96%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS,
   END OF PERIOD (IN MILLIONS)                                  $ 125.8    $  133.9  $ 102.7  $  95.6       $  84.3
PREFERRED SHARES, AT LIQUIDATION VALUE
   ($25,000 PER SHARE LIQUIDATION PREFERENCE) (IN MILLIONS)     $  42.0    $   42.0  $  42.0  $  42.0       $  42.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS#                               .52%*       .87%    3.02%    1.85%(3)      1.82%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS~                               .52%*       .86%    3.01%    1.85%(3)      1.82%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        3.95%*      4.00%    1.52%    4.23%(3)      6.00%*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                    1.66%*      1.70%    1.25%     .61%          .44%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING
   PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                    2.29%*      2.30%     .27%    3.62%(3)      5.56%*
PORTFOLIO TURNOVER RATE                                               9%**       15%       8%       5%           14%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@              $99,926    $104,743  $86,156  $81,907       $75,165

See Notes to Financial Highlights

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)
                                     -------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS Real Estate Income Fund Inc.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management and administration fees.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After waiver of, depending on the period, all or a portion of the management and/or administration fees by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                  SIX MONTHS
                                     ENDED
                                   APRIL 30,      YEARS ENDED OCTOBER 31,
                                    2007       2006   2005   2004   2003(1)
                                    1.64%      2.03%  4.22%  2.50%  2.36%

                         (1)  Period from November 29, 2002 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

(3) Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

                                                                                            YEAR ENDED
                                                                                           OCTOBER 31,
                                                                                              2004
Net Investment Income                                                                        $ .14
Net Gains or Losses in Securities (both realized and unrealized)                             $(.14)
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders               (.67%)
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders                 (.67%)
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average
   Net Assets Applicable to Common Shareholders                                                .67%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average
   Net Assets Applicable to Common Shareholders                                                .67%

! Calculated based on the average number of shares outstanding during each fiscal period.

DISTRIBUTION REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to the Participant (or if the Shares are not then in certificated form, will cause the Shares to be transferred to the Participant) without charge.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT

The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

                                     NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

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Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.

605 Third Avenue, 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SHAREHOLDER SERVICES
877.461.1899

www.nb.com

[GRAPHIC] D0122 06/07

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Real Estate Income Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on July 10, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Only required in the annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for the Fund is disclosed in the Registrant's Semi-annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Only required in the annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Only required in the annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21200 (filed July 10, 2006).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3)   Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Income Fund Inc.


By:  /s/ Peter E. Sundman
     -----------------------
     Peter E. Sundman
     Chief Executive Officer

Date: July 6, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:  /s/ Peter E. Sundman
     -----------------------
     Peter E. Sundman
     Chief Executive Officer

Date: July 6, 2007



By:  /s/ John M. McGovern
     --------------------
     John M. McGovern
     Treasurer and Principal Financial
     and Accounting Officer

Date: July 6, 2007